                                                                    Exhibit 10.1

   Paradigm Genetics, Inc. has omitted from this Exhibit 10.1 portions of the Agreement for which Paradigm Genetics, Inc. has requested confidential treatment from the Securities and Exchange Commission pursuant to Rule 24b-2 under the
   Securities Exchange Act of 1934. The portions of the Agreement for which confidential treatment has been requested have been filed separately with the
        Securities and Exchange Commission and are marked by asterisks.

                               AMENDMENT NUMBER 2

                                       To

               Monsanto/Paradigm Genetics Collaboration Agreement

      THIS IS AN AMENDMENT to the Monsanto/Paradigm Genetics Collaboration Agreement dated as of November 17, 1999 (the "Agreement"), effective as of ________, by and between Paradigm Genetics Inc., a corporation organized under the laws of Delaware, having its principal place of business at 108 Alexander Drive, Building 1A, P.O. Box 14528, Research Triangle Park, North Carolina 2709 ("Paradigm") and Monsanto Company ("Monsanto"), a Delaware corporation, having a principal place of business at 800 North Lindbergh Boulevard, St. Louis, Missouri 63167.

      WHEREAS, the parties have agreed to modify the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                                 1. DEFINITIONS

1.1 Terms defined in the Agreement are used herein as so defined.

1.2 In addition, for purposes of the Agreement, as amended hereby, the following words and phrases shall have the following meanings:

            1.34 Homolog

            "Homolog" shall mean DNA which encodes a protein whereby the protein is more than 50% similar to a protein encoded by Monsanto DNA Information, as determined using a global alignment across the entire length of the two proteins with the GCG GAP program configured with default parameters (matrix = Blossum62, Gap Creation Penalty = 8, Gap Extension Penalty = 2) and whereby the Homolog and the Monsanto DNA Information confers substantially the identical trait using standard transgene technologies, including but not limited to over-expression, antisense or knockout technologies. As an example of "substantially the identical trait," cold tolerance of 2 degrees centigrade should be considered to be substantially the identical trait as cold tolerance of 10 degrees centigrade, but not considered the substantially identical trait as freeze tolerance

            (below 0 degrees centigrade) or heat tolerance (above 28 degrees centigrade).

            1.35 Monsanto Designated Crop

            "Monsanto Designated Crop" shall mean all cereal crops (including corn, wheat, rice and barley), all oil crops (including soybean, oilseed rape, canola and sunflower), sorghum, potato, cotton, alfalfa, sugarcane and turf.

            1.36 Monsanto Enabling Assets

            "Monsanto Enabling Assets" shall mean the technologies that are subject to the claims of the patents and patent applications and any and all patents maturing from applications that are divisionals, continuations or continuations-in-part of these applications and any and all reissues or extensions of any of the foregoing that are listed in Appendix L. Monsanto Enabling Assets are a subset of Monsanto Enabling Technology.

            1.37 Paradigm Fine Chemical Field

            "Paradigm Fine Chemical Field" shall mean the production in any plant of fragrances, flavors (including, without limitation, mint), Drugs and Dietary Supplements.

            1.39 Paradigm Enabled Products

            "Paradigm Enabled Products" shall mean products whose development, manufacture, use or sale, in the absence of the license granted by
            Article 2.12, would infringe at least one (1) claim of an unexpired U.S. or foreign patent owned or controlled by Monsanto covering the Monsanto Enabling Assets.

            1.40 Paradigm Technology

            "Paradigm Technology" shall mean any materials, know-how, information, discoveries or inventions that are discovered or developed by Paradigm or in-licensed by Paradigm.

            1.41 Transcription Factor

            "Transcription Factor" shall mean a protein that associates with or near the promoter region of a gene and thereby regulates transcription of such gene.

            1.42 Submitted for Regulatory Approval

            "Submitted for Regulatory Approval" shall mean a submission to the appropriate regulatory agency in any one of the United States, the European Union and Japan of a properly completed application that, if approved by the agency, would permit commercialization of the product without filing any additional applications. Whether or not the agency approves of the product or requires additional information is not relevant in determining the products' status as Submitted for Regulatory Approval.

            1.43 Permitted Assignee

            "Permitted Assignee" shall mean an entity that did not derive significant revenues from the sale of seeds or crop protection products in its most recent fiscal year preceding the date of determination of whether such entity is a Permitted Assignee.

            1.44 Nominations

            "Nominations" shall mean either 1) Arabidopsis sequence-verified constructs in the appropriate binary vectors; or 2) as Arabidopsis sequence information and suggested 5' and 3' primers for PCR-based cloning at Paradigm.

            1.45 Reservations

            "Reservations" shall mean Arabidopsis DNA sequence information which comprises either the full sequence of a gene (including the start and stop codon) or sufficient information to uniquely identify a single gene.

            1.46 Drugs and Dietary Supplements

            "Drugs" and "Dietary Supplements" shall have the meaning as set out in 21

            U.S.C. ss.ss. 321(g) and (ff) as of January 23, 2000.

      1.3 Amended Definitions

      The Agreement is amended by replacing Articles 1.11 and 1.18 with the following Article.

            1.11. Improvements

            "Improvements" shall mean any improvements to Monsanto Enabling Technology and Monsanto Enabling Assets. Improvements may or may not result in patentable subject matter.

            1.18 Net Product Revenues

            "Net Product Revenues" shall mean the gross invoiced sales of Licensed Products or Paradigm Enabled Products received by Paradigm, its Affiliates or, in the case of Paradigm Enabled Products, its licensee during the applicable period in arm's length transactions after deduction of the following items, provided and to the extent such items are actually incurred and do not exceed reasonable and customary amounts in each market in which such sales occurred: (1) trade and quantity discounts and rebates; (ii) credits or allowances made for rejection or return of previously sold Licensed Products or Paradigm Enabled Products; (iii) any tax or government charge levied on the sale, such as value added tax (but not including income tax); and (iv) any charges for freight or insurance. In the event that the Licensed Product or Paradigm Enabled Product is not sold or is used internally by Paradigm, an Affiliate of Paradigm, or, in the case of Paradigm Enabled Products, its licensee, or is sold or otherwise transferred to a third party for a price lower than if it had been sold to a third party in an arm's length transaction ("fair market value"), then Net Product Revenues shall be the fair market value of the Licensed Product or Paradigm Enabled Product.

                            2. CONVEYANCE OF RIGHTS

      2.1. Expanded Rights for Monsanto Enabling Assets

      The Agreement is amended by adding the following Articles:

      2.12 License to Paradigm: Additional Rights to Monsanto Enabling Assets in Paradigm Fine Chemical Field.

      In addition to the rights granted in Article 2.9, Monsanto grants to Paradigm under Monsanto's interest in Monsanto Enabling Assets, (a) a worldwide non-exclusive license to use Monsanto Enabling Assets in the Paradigm Fine Chemical Field, and (b) a worldwide non-exclusive license to develop, make, have made, import, use, sell, have sold and offer to sell:
      i) plants that have been developed with the use of Monsanto Enabling Assets that contain fragrances, flavors (including, without limitation, mint), Drugs and Dietary Supplements and; ii) fragrances, flavors (including, without limitation, mint), Drugs and Dietary Supplements produced from such plants, provided that such license shall not include the right to commercialize Drugs prior to September 1, 2002. Paradigm shall not have the right to grant sublicenses under the license granted by this Article 2.12 to third parties to use Monsanto Enabling Assets (including the right to transform plants with vectors supplied by Paradigm), but shall have the limited right to grant sublicenses under the license granted by this Article 2.12 to third parties (i) to propagate, grow, harvest, use, sell, have sold and offer to sell plants that both contain Paradigm Technology and have been developed or transformed by Paradigm with the use of Monsanto Enabling Assets including progeny of such plants, and (ii) to make, have made, import, use, sell, have sold and offer to sell fragrances, flavors (including, without limitation, mint), Drugs and Dietary Supplements produced from such plants that contain Paradigm Technology and progeny of such plants; further provided that if the Paradigm Technology has been in-licensed by Paradigm, then any such sublicense under this Article 2.12 shall not be exclusive to the provider of the in-licensed Paradigm Technology. The grant under this Article 2.12 is limited to only those items of Monsanto Enabling Technology that are defined as Monsanto Enabling Assets. Paradigm shall be responsible for maintaining sufficient records on the use of Monsanto Enabling Assets so that plants can be identified. Paradigm agrees to grant and hereby grants a royalty-free, nonexclusive license to Monsanto to any Improvements created by Paradigm.

      2.2 Amended Grants

      The Agreement is amended by replacing Article 2.11 with the following Article.

            2.11. License to Paradigm: restriction on license

            Nothing in this Agreement shall be construed as granting a license under any Monsanto patents other than Licensed Patent Rights, Monsanto Enabling Technology and Monsanto Enabling Assets. No license is granted to any Licensed Product which infringes a Monsanto patent that is not included in Licensed Patent Rights, Monsanto Enabling Technology and Monsanto Enabling Assets.

                3. FUNDED PROJECT AND REPLACEMENT OF APPENDICES

      3.1 Revised Quantities of Monsanto DNA Information

      The Agreement is amended by replacing Articles 3.2.1 and 3.2.3 with the following Article:

            3.2.1 Monsanto DNA supplied

            In the case of Monsanto DNA Information relating to a species other than Arabidopsis, such Monsanto DNA Information shall be in the form of a DNA clone containing a full-length open reading frame or in a form that does not require any cloning on behalf of Paradigm. For each such non-Arabidopsis DNA, Paradigm will provide an appropriate ortholog from Arabidopsis, if one is available. Monsanto agrees to provide to Paradigm primers from Arabidopsis that Paradigm can use to obtain such orthologs. Under the Project Plan, Monsanto shall be limited to providing no more than [____]* non-Arabidopsis DNA of which no more than [____________]* will be from rice, no more than [____________]* will be from Aspergillus and no more than [____________]* will be from filamentous fungal phytopathogens. These amounts will be proportionally expanded if Monsanto exercises the options under Articles 4.1.5.2 or 4.1.5.3. Monsanto will use diligent efforts to assure that all Monsanto DNA Information is accurate.

            3.2.3 Counting for failed experiments

            In the event that Paradigm attempts diligently to insert the DNA from any Monsanto DNA Information into Arabidopsis as set forth in the Project Plan but is unable to do so, the remediation activities specified in the Project Plan will be undertaken and the achievement of the Production Target Levels will be calculated as specifically set forth in the Project Plan.

      3.2 Replacement Appendices B, C, F, and H

      Appendices B, C, F, and H are deleted from the Agreement and replaced with Appendices B, C, F, and H attached hereto. Appendix L and M are added to the Agreement.

      3.2.6 Nominations

      (a) Monsanto shall submit Nominations as set forth in the Project Plan. Paradigm shall provide Monsanto quarterly and within 5 business days of request with a list of Nominations for which Paradigm has not yet commenced the first attempt to clone a sense construct in accordance with the Project Plan. Monsanto shall have the right to withdraw any Nomination on such list and substitute a different Nomination from the list of Reservations by written notice given within five (5) business days of receipt of the list. Paradigm agrees to make further substitutions upon request to the extent that cloning for the requested substitute Nomination has not yet been attempted. The withdrawn Nomination shall revert to the status of a Reservation, subject to substitution pursuant to Section 3.2.4 at Monsanto's option.

      (b) The parties shall, on a quarterly basis, review Paradigm's backlog of Nominations not yet successfully cloned and, if appropriate, shall reduce the rate at which Nominations are provided by Monsanto pursuant to the Project Plan to the level necessary to sustain target production levels and necessary work buffers at Paradigm.

                                  4. PAYMENTS

      4.1. The Agreement is amended by adding the following Articles.

            4.6 Royalties - Paradigm Enabled Products

            Paradigm shall pay a royalty based on the aggregate Net Product Revenues of all Paradigm Enabled Products sold by Paradigm or a licensee of Paradigm subject to the following conditions:

            4.6.1 Royalty Rate

            The royalty rate shall be based on the particular Monsanto Enabling Assets utilized in the development of the Paradigm Enabled Product as follows:

                  Monsanto Enabling Assets                     Royalty Rate
                  ------------------------                     ------------
                  35S Promoter                                         1.0%
                  NPT2 Antibiotic Resistance Gene                      0.5%
                  Agrobacterium Transformation                         1.0%

            4.6.2 Cumulative Royalties

            Royalties shall be paid on a product-by-product basis. In the event that only one Monsanto Enabling Asset is present or used in the product, for instance, 35S Promoter, then only one royalty shall be due and payable at the applicable rate regardless of the number of patents covering the particular Monsanto Enabling Asset practiced by Paradigm and sublicensees in connection with the production and commercialization of a particular Paradigm Enabled Product. In the event that two or more Monsanto Enabling Assets are present or used in the product, for instance, 35S Promoter and Agrobacterium Transformation, then the sum of the royalties shall be due (in the example, a 2% royalty would be due).

            4.6.2 No Non-Monetary Consideration for Sales:

            Paradigm shall not accept or solicit any non-monetary consideration in the sale by Paradigm or sublicensee of Paradigm of any Paradigm Enabled Product, other than as would be reflected in the calculation of Net Product Revenues, as the case may be.

                  5. CERTAIN USES OF MONSANTO DNA INFORMATION

      5.1. Effect of Uses of Monsanto DNA Information

      The Agreement is amended by adding the following Section 7.10.

            7.10 Effect of Uses of Monsanto DNA Information

            Without limiting the generality of the other provisions of this
            Article 7, if Paradigm utilizes Monsanto DNA Information or if Paradigm or Monsanto utilizes Project Technology developed in the course of carrying out the Project Plan for a third party or for itself and such use materially contributes to the conception or reduction to practice of any of the following:

                  (i) any Homolog of any gene represented by the Monsanto DNA Information;

                  (ii) any gene whose transcription or translation is controlled by Monsanto DNA Information or its Homolog;

                  (iii) any Arabidopsis Transcription Factor that regulates transcription of Monsanto DNA Information or its Homolog; or

                  (iv) any protein which interacts with Monsanto DNA Information or is in an interaction pathway with Monsanto DNA Information and, in either case, that can be used to create the same trait as such Monsanto DNA Information, then such invention or discovery shall be included in Project Technology and, if patented, Licensed Patents, with the exception that the inventions or discoveries from such use by Monsanto shall not be licensed to Paradigm and with the further exception that the licenses granted to Monsanto shall be limited to the field of Monsanto Designated Crops. The foregoing shall not apply to any other use of Monsanto DNA Information permitted by this Agreement, including without limitation use of Monsanto DNA Information and Project Technology to determine or confirm the function of DNA discovered without the use of Monsanto DNA Information described above. The foregoing shall not apply to any use of information obtained independently from the Project Plan by Paradigm, even if such information is the same as Monsanto DNA Information or Project Technology. In addition, Paradigm shall have the right to use Monsanto DNA Information in any way for the purpose of discovering genes or proteins that are targets for herbicides with the proviso that any gene or protein discovered shall be licensed to Monsanto as Licensed Patents for all uses other than as targets for herbicide discovery.

                                6. FUNDED PROJECT

      6.1. Amendments Relating To Supply Of Monsanto DNA Information

      The Agreement is amended by adding the following Articles 3.2.4, 3.2.5 and 3.2.6.

            3.2.4 New Appendix M

            Within three months of signing this amendment and receiving all information necessary to calculate the formula set forth below, Monsanto shall deliver to Paradigm a new Appendix M which shall contain a list of Reservations. The number of Reservations on the list shall be determined by the following formula:

                                  N = 5000 - C
                                      --------
                                       (R X F)

            where:      N is the number of Reservations on the list;

                        C is the number of sense constructs that have been
                  created on the date the calculation is made

                        R is the success rate of Monsanto in converting
                  Reservations on the list into Nominations, which the parties agree shall be [____]* for the term of this Agreement; and

                        F is equal to the success rate of Paradigm in converting Nominations into sense constructs at the date the calculation is made. F is a fraction in which the numerator is the number of successful sense constructs produced by Paradigm from Nominations according the Project Plan over the two quarters preceding the calculation and the denominator is the sum of the number of successful sense constructs produced by Paradigm plus the number of failures resulting from Paradigm's attempts during the same two quarters preceding the calculation. For purposes of this calculation, a failure means that Paradigm has been unsuccessful in producing a sense construct in four attempts as described in the Project Plan.

            Unless as otherwise agreed by Paradigm or as provided by this Article, all future items of Monsanto DNA Information shall be selected from Reservations on Appendix M. If Monsanto proposes to remove a Reservation and substitute a different Reservation that is not on the list and represents an "available gene," such agreement by Paradigm will not be unreasonably withheld. For purposes of this Article, an "available gene" is one which, at the time of the proposed substitution, Paradigm has not previously analyzed for a third party and has not previously analyzed for itself, provided that Paradigm may only refuse a substitution on the basis that it has previously analyzed a gene for itself for one hundred (100) such genes during the term of the Agreement. Paradigm may not withhold agreement for any available gene unless such gene is one (a) for which Paradigm has created a plant transformation vector for a third party, or (b) for which Paradigm has a written research plan with a third party pursuant to which Paradigm intends to create a plant transformation vector (as demonstrated by written records) and in fact does so within six (6) months, or (c) which is the subject of an agreement with a third party, (d) which is the subject of an active negotiation with a third party as demonstrated by written records that becomes subject of an agreement within twelve months of the proposed date of substitution or (e) which is the subject of a published patent application of Paradigm for which Paradigm has developed functional information.

            Upon receipt of each quarterly data package from Paradigm pursuant to the Project Plan, and the necessary information for the calculation of "N" above, Monsanto will furnish to Paradigm a list of Reservations to be deleted from Appendix M so that the total remaining number is determined by the above formula. If Monsanto does not provide such list within 30 days of receipt of the necessary information, Paradigm shall notify Monsanto of such failure. If after an additional 15 days Monsanto has not provided such a list, Paradigm shall have the right to select Reservations to be deleted from the list and shall provide such selection to Monsanto.

            As an example of the operation of this process if the calculation is performed as of the end of [___]* and the total number of successful sense constructs produced in [_________]* was [____]* and the number of failures was [___]* during [_________]* and the total number of sense constructs created is [____]*

            F would be [____]*;

            C would be [____]*;

            and N would be [____]*.

            3.2.5 Monsanto DNA Information Previously Analyzed.

            Within ninety (90) days after submission of Appendix M, Paradigm agrees, to the extent it has the right to do so, to make the data from analysis it has already completed for any Reservation listed on Appendix M available to Monsanto, and if such data meets the requirements of a data package as described in the Project Plan, shall be counted in the throughput targets for the Project Plan in that quarter and if the data does not meet the requirements of a data package, then it shall be counted in the throughput targets for the Project Plan in the quarter that it is completed.

            3.2.6 Nominations

            (b) Monsanto shall submit Nominations as set forth in the Project Plan. Paradigm shall periodically provide Monsanto with a list of Nominations for which Paradigm has not yet commenced the first attempt to clone a sense construct in accordance with the Project Plan and Monsanto shall have the right to withdraw any Nomination on such list and substitute a different Nomination from the list of Reservations by written notice given within five (5) business days of receipt of the list. The withdrawn Nomination shall revert to the status of a Reservation, subject to substitution pursuant to Section 3.2.4 at Monsanto's option.

            (c) The parties shall, on a quarterly basis, review Paradigm's success rate in converting Nominations into sense constructs and, if appropriate to reflect such success rate, shall modify the rate at which Nominations are provided by Monsanto pursuant to the Project Plan.

                               7. OTHER AMENDMENTS

      7.1. The Agreement is amended by deleting Section 3.5.1 from the Agreement.

      7.2. The Agreement is amended by deleting Section 4.1.1.1 from the Agreement.

      7.3. The Agreement is amended by replacing Article 11.2 with the following:

            11.2 Assignability:

            The rights and obligations acquired herein by the parties are not assignable, transferable or otherwise conveyable, in whole or in part (by operation of law or otherwise) to any third party without the consent of the other party, which shall not be unreasonably withheld, except that either party may, without such consent, assign its rights and obligations to any purchaser of all or substantially all of the assets of the party related to this Agreement or to any successor corporation resulting from any merger or consolidation of a party (in either case, an "Acquirer"); provided, however, that if the party so assigning its rights and obligations is Paradigm and the Acquirer is not a Permitted Assignee, then (a) Paradigm may give written notice of the proposed transaction to Monsanto at least twenty (20) days prior to the expected closing thereof, (b) Monsanto shall advise Paradigm in writing as to whether it will or will not exercise its right to terminate the license granted by Section 2.12 in accordance with clause(c) of this sentence within ten (10) days of receipt of such notice from Paradigm, and (c) if Paradigm has not given notice in accordance with clause (a) or Monsanto has given notice that it will exercise its right to terminate in accordance with clause (b), Monsanto shall have the right, exercisable within thirty (30) days after the closing or notice of the closing of such transaction, whichever occurs later, to terminate the license granted by Section 2.12 with respect to Monsanto Enabling Assets except for any plant product that has been commercialized or Submitted for Regulatory Approval at the time of the closing of such transaction. Any Acquirer of Paradigm for which Monsanto does not, either in whole or in part, terminate the license to Monsanto Enabling Assets must agree in writing to accept such license under the terms set out in this Agreement or such license is terminated.

      7.4 Except as expressly set forth herein, the Agreement shall remain in full force and effect and shall not be deemed modified hereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 2 to be executed and delivered as of the date set forth above.


PARADIGM GENETICS, INC.                      MONSANTO COMPANY


By                                           By
  ----------------------------------           ---------------------------------

Date                                         Date
    --------------------------------             -------------------------------

                            Appendix B - Project Plan

                                Project Overview

Paradigm Genetics and Monsanto are entering into a strategic relationship to leverage Monsanto's investment in genomics by accessing Paradigm's functional genomics expertise and capacity. The objective of the relationship is to develop a robust gene discovery platform, utilizing the strengths of both parties. Monsanto will provide Paradigm with genes for analysis in Arabidopsis. These genes will be tested as [____]* different constructs, reflecting a combination of sense and antisense constructs (Table 1). Paradigm will use diligent effort to provide a full data package that provides functional data to strengthen or obtain intellectual property claims for each gene. Paradigm will provide Monsanto with customized data packages concerning those genes including the data from the experiments conducted in this project.

Elements of the Project Plan are subject to change based on mutual agreement within the Project Committee, as set forth in the Agreement to which this Project Plan is attached.

                                      Scope

The goal of this project is the functional analysis of [____]* constructs (Table
1), over a period of six years, to determine their function and to evaluate their potential as transgenes for improvement of agronomic and/or quality traits. Morphological, biochemical, and stress screens for transgenic plants carrying sense and/or antisense constructs will be collected over the entire plant development cycle. The outlined data collection package will be applied to Arabidopsis control and transgenic plants completing a whole life cycle. For transgenic plants exhibiting lethal phenotypes at early developmental stages, data will be collected up to the point of plant death and such data will be delivered as full data sets corresponding to the respective gene.

                                  Research Plan

                    Arabidopsis Transgenic Plant Generation:

Genes will be provided by Monsanto, either as sequence-verified constructs in the appropriate binary vector or as sequence information and suggested 5' and 3' primers for PCR-based cloning at Paradigm. All of the genes will be isolated and cloned into at least one sense or ectopic expression system and subsequently transformed into Arabidopsis. For all non-Arabidopsis genes, Monsanto will supply sequence-verified sense constructs. The numbers of Plants Transformed, Phenotypic Analyses, and Full Analyses under Appendix C assume investigation of a pool of genes of the following composition:

Table 1.
--------------------------------------------------------------------------------

Gene Class         Sense Constructs                  Anti-sense Constructs
--------------------------------------------------------------------------------
Arabidopsis        [____]*                           [__________________________
                                                     ___________________________
                                                     _______________]*
--------------------------------------------------------------------------------

Non-Arabidopsis    [____]* minus the number of       0
                   anti-sense constructs in the
                   pipeline by 6/21/01
--------------------------------------------------------------------------------

There will be a maximum of [____]* Arabidopsis sense constructs except that the Arabidopsis may be decreased with a corresponding increase in non-Arabidopsis genes. This may represent analysis of more than a total of [____]* Arabidopsis genes if there are antisense constructs for which the corresponding sense construct cannot be obtained.

Table 2 outlines what materials need to be exchanged to facilitate generation and analysis of transgenes.

Table 2.
-------------------------------------------------------------------------------------------------------------
                        Monsanto has        Monsanto delivers              Paradigm delivers
-------------------------------------------------------------------------------------------------------------
Arabidopsis             Full length,        -    PCR Primers               - [_______________________________
                        partial or no       -    cDNA clones, if             ________________________________
                        cDNA clone               available                   ________________________________
                                            -    Annotated Sequence          ________________________________
                                                 Information                 ________________________________
                                            -    Genomic DNA sequence        ________________________________
                                            -    Expected PCR                ________________________________
                                                 product size                ________________________________
                                            -    Priority assignment         ________________________________
                                                                             ________________________________
                                                                             ___________________]*
-------------------------------------------------------------------------------------------------------------
Non-Arabidopsis         Full-length clone   -
                                            -    -Annotated Sequence       - [_______________________________
                                                 Information                 ________________________________
                                            -    Sequence-verified           ________________________________
                                                 sense construct in          ________________________________
                                                 binary vector as            ________________________________
                                                 purified DNA                _____________________]*
                                            -    Consensus sequence
                                                 for each construct
-------------------------------------------------------------------------------------------------------------
                                            -                              -
-------------------------------------------------------------------------------------------------------------

Genes will be selected on a quarterly basis. To date, [____]* Arabidopsis genes, including [___]* controls and [___]* non-Arabidopsis sense clones, have been submitted. A delivery schedule to accommodate the conversion to a sense pipeline was discussed at a meeting at Paradigm on June 18, 2001 and is shown below:

Table 3
-------------------------------------------------------------------------------------------------------------

Process                                        Q7     Q8       Q9      Q10      Q11    Q12     Q13     Q14
-------------------------------------------------------------------------------------------------------------
Nominations Received/Quarter                   [_]*   [__]*    [_]*    [__]*    [_]*   [_]*    [_]*    [_]*
-------------------------------------------------------------------------------------------------------------

Constructs/Quarter from Monsanto               [_]*   [__]*    [_]*    [__]*    [_]*   [_]*    [_]*    [_]*
-------------------------------------------------------------------------------------------------------------

* [ ]* of the [ ]* nominations for Q8 will be delivered to Paradigm by the end of September 2001.

All Arabidopsis genes submitted from June 21, 2001 onward will be analyzed only in the sense orientation. The intent of the plan shown above is to provide enough nominations and clones to allow the potential of [___]* % achievement of milestone production targets. This plan results in submission of Arabidopsis genes and clones sufficient for the entire collaboration by the beginning of Q14 of the collaboration. For all non-Arabidopsis genes, Monsanto will provide DNA sequence information as well as DNA constructs containing full-length open reading frames of the respective genes suitable for expression in Arabidopsis using vectors provided by Paradigm as described above unless otherwise unanimously approved by the Project Committee.

All genes will be cloned using standard PCR protocols for amplification, based on the information provided by

Monsanto. Paradigm will clone the Arabidopsis genes (sense and antisense) and Monsanto will clone the non-Arabidopsis genes. Paradigm will attempt to clone the full-length ORF (methionine to stop codon) via RT-PCR, PCR from cloned cDNA or genomic PCR with the primer sequences supplied by Monsanto. A total of four attempts will be made at Paradigm. The first attempt will be RT-PCR or PCR amplification of cloned cDNA. All failures from this reaction will be subjected to genomic PCR. Failure from this round will trigger a reordering of the cloning primers from a different vendor; using the new primers, a second round of attempts from both cDNA and genomic DNA will be conducted. In the case where no construct is obtained after these four attempts, Monsanto will attempt to perform PCR using alternative strategies and, if successful, will return the sequence-verified clones in binary vectors to the Paradigm cloning pipeline. In order for genes to enter Monsanto's remediation process, Paradigm will provide CGPG numbers of declared failures via the tracking database, report the reason for the failure, and send primers to the appropriate Monsanto cloning group. For remediations that are returned to Monsanto by August 31, 2001, Monsanto will have until December 31, 2001 to perform remediation and return the clones to Paradigm. For remediations that are returned to Monsanto after August 312001, Monsanto will have four months to perform the remediations and to return the clones to Paradigm. If Monsanto cannot provide the clone, then Paradigm's efforts will be counted as [___]* % of a data package for that quarter. Paradigm must report the remediations and return the primers to Monsanto for the remediations to ultimately count as [___]* % of a data package under the situation where Monsanto cannot remediate. If Monsanto provides the clone, then Paradigm will be compensated for the data package upon completion of the analysis as if the construct had never failed and entered remediation. The clones abandoned by Monsanto will be reported to Paradigm quarterly. A credit of data packages, computed as [___]* % of the number of constructs for which Monsanto failed to obtain a clone, will be counted toward Paradigm's quarterly deliverable quota. For each quarter, this number will be credited to all components (i.e., Constructs, Plant Transformation, Plate Phenomics, Soil Phenomics, Full Analysis) of the quarterly quota, as presented in "Appendix C:
Project Plan Production Target Levels," and to the total project quota of [____]* data packages.

All constructs made at Paradigm or Monsanto will be verified by DNA sequencing. For antisense constructs, this will comprise single pass 5' and 3' sequence runs, which will be compared with the authentic deduced protein sequence provided by Monsanto. All sense constructs will be fully sequenced to generate a high-quality consensus sequence. Both the nucleotide and derived amino acid sequence corresponding to this consensus will be compared to the sequence provided by Monsanto.
[_______________________________________________________________________________
___________________________________]* Paradigm will post all sequences obtained from both antisense and sense constructs on the secure website for independent confirmation of successful construct generation by Monsanto.

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________________________________________________]*

                            Standard Plant Phenomics:

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________________________________________________]*

Table 3A. Growth Stage Defining Measurements
--------------------------------------------------------------------------------
Description                         Measurement
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------
[______________________]*           [_______________________________________]*
--------------------------------------------------------------------------------

Table 3B. Detailed Measurements
--------------------------------------------
[____________________________]*
--------------------------------------------------------------------------------
[____________________________]*             [____________________________]*
--------------------------------------------------------------------------------
[____________________________]*             [____________________________]*
--------------------------------------------------------------------------------
[____________________________]*             [____________________________]*
--------------------------------------------------------------------------------
[____________________________]*             [____________________________]*
--------------------------------------------------------------------------------
[___________]*                              [____________________________]*
--------------------------------------------------------------------------------
[___________]*                              [____________________________]*
--------------------------------------------------------------------------------
[___________]*                              [____________________________]*
--------------------------------------------------------------------------------
[___________]*                              [____________________________]*
--------------------------------------------------------------------------------
[____________________________]*             [____________________________]*
--------------------------------------------------------------------------------
[___________]*                              [____________________________]*
--------------------------------------------------------------------------------
[______]*                                   [____________________________]*
--------------------------------------------------------------------------------
[_______________]*                          [____________________________]*
--------------------------------------------------------------------------------
[_______________]*                          [____________________________]*
--------------------------------------------------------------------------------
[_______________]*                          [____________________________]*
--------------------------------------------------------------------------------
[_______________]*                          [______________]*
--------------------------------------------------------------------------------
[_______________]*                          [______________]*
--------------------------------------------------------------------------------
[_______________]*                          [______________]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________________________________________________]*

Table 4. Dynamically scheduled data collection activities.
--------------------------------------------------------------------------------
Measurement                Start Trigger Event  Stop Trigger Event   Plants to
                                                                     Analyze(1)
--------------------------------------------------------------------------------
[___________________]*     [_________]*         [_____________]*     [_____]*
--------------------------------------------------------------------------------
[___________________]*     [_________]*         [_____________]*     [_____]*
--------------------------------------------------------------------------------
[___________________]*     [_________]*         [_____________]*     [_____]*
--------------------------------------------------------------------------------
[___________________]*     [_________]*         [_____________]*     [_____]*
--------------------------------------------------------------------------------
[___________________]*     [_________]*         [_____________]*     [_____]*
--------------------------------------------------------------------------------
[___________________]*     [_________]*         [_____________]*     [_____]*
--------------------------------------------------------------------------------
[___________________]*     [_________]*         [_____________]*     [_____]*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[___________________]*     [_________]*         [_____________]*     [_____]*
--------------------------------------------------------------------------------

Table 5. Growth-stage-specific data collection events.
---------------------------------------------------------------------------------------------------------------
Trigger        Measurement                                 Data
Stage(1)                                                   Type(2)    8.    9.     Notes    10.   Plants to
                                                                                   /File          Analyze(4)
                                                                                   Code(3)

---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*                  [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*                  [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*                  [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*                  [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*                  [_______]*
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*  [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*     [_]*                  [_______]*
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*                           [_______]*
---------------------------------------------------------------------------------------------------------------
[_____]*       [_________________________]*                [___]*           [______]*       [_______]*
---------------------------------------------------------------------------------------------------------------

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

                             Biochemical Profiling:

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

[___________________________]*
[___________________________]*
[___________________________]*
[___________________________]*
[___________________________]*

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

Sample Processing and Extraction

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

                              Metabolic Profiles

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________________________________________________________________________]*[
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

Table 7.

------------------------------------------------------------------------------
Metabolite                      Pathway            Class
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------
[_______________]*              [______]*          [_______________]*
------------------------------------------------------------------------------

TABLE 8
----------------------------------------------------------------------
Metabolite                    Pathway           Class
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------

----------------------------------------------------------------------
[_____________________]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------

----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------

----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*          [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------

----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------
[_____________________]*      [______]*         [______]*
----------------------------------------------------------------------

                          Physiological stress screens:

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

The current list of screens along with a summary of the approved or proposed (for PEG) SOP is listed in Table 9. .

Table 9. Summary of Physiological Stress Screens
-------------------------------------------------------------------------------------------------------------
Screen              Growth Conditions     Plate/Soil                 Attributes               Quarter
                                                                                              Implemented
-------------------------------------------------------------------------------------------------------------
[______]*           [___________________  [_______________________   [_____________________   [___]*
                    ____________________  ________________________   ______________________
                    ____________________  ________________________   ______________________
                    _____________]*       ______]*                   ______]*
-------------------------------------------------------------------------------------------------------------
[______]*           [___________________  [_______________________   [_____________________   [___]*
                    ____________________  ________________________   ______________________
                    _____________]*       ______]*                   ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______]*
-------------------------------------------------------------------------------------------------------------
[______]*           [___________________  [_______________________   [_____________________   [___]*
                    ____________________  ________________________   ______________________
                    _____________]*       ______]*                   ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______]*
-------------------------------------------------------------------------------------------------------------
[______]*           [___________________  [_______________________   [_____________________   [___]*
                    ____________________  ________________________   ______________________
                    _____________]*       ______]*                   ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______]*
-------------------------------------------------------------------------------------------------------------
                    [___________________  [_______________________   [_____________________   [___]*
                    ____________________  ________________________   ______________________
                    _____________]*       ______]*                   ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______]*
-------------------------------------------------------------------------------------------------------------
[______]*           [___________________  [_______________________   [_____________________   [___]*
                    ____________________  ________________________   ______________________
                    _____________]*       ______]*                   ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______]*
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                     ______________________
                                                                     ______]*
-------------------------------------------------------------------------------------------------------------
[______]*           [___________________  [_______________________   [_____________________   [___]*
                    ____________________  ________________________   ______________________
                    _____________]*       ______]*                   ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______]*
-------------------------------------------------------------------------------------------------------------
[______]*           [___________________  [_______________________   [_____________________   [___]*
                    ____________________  ________________________   ______________________
                    _____________]*       ______]*                   ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______________________
                                                                     ______]*
-------------------------------------------------------------------------------------------------------------

[_______________________________________________________________________________
______________________________________________________________________________]*

It is currently anticipated that additional screens will be developed from those listed below and that the scope of work will be similar to the plate screens described in the Table 9.

[______________]*
[______________]*
[______________]*
[______________]*
[______________]*

The Project Committee has the right to substitute one screen for another as long as resources are equivalent. Specific protocols and changes to approved SOPs will be discussed and approved by the Project Committee.

                            Data Format and Transfer:

Data will be collected and transferred to Monsanto in the form of computer files.

[_______________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

                                   Appendix C:
                     Project Plan Production Target Levels.

                      Production Target Levels per Quarter

                           Plant           Plate         Soil
        Constructs    Transformation     Phenomics     Phenomics   Full Analysis

Q1         [_]*
Q2         [_]*
Q3         [_]*            [_]*
Q4         [_]*            [_]*
Q5         [_]*            [_]*             [_]*         [_]*          [_]*
Q6         [_]*            [_]*             [_]*         [_]*          [_]*
Q7         [_]*            [_]*             [_]*         [_]*          [_]*
Q8         [_]*            [_]*             [_]*         [_]*          [_]*
Q9         [_]*            [_]*             [_]*         [_]*          [_]*
Q10        [_]*            [_]*             [_]*         [_]*          [_]*
Q11        [_]*            [_]*             [_]*         [_]*          [_]*
Q12        [_]*            [_]*             [_]*         [_]*          [_]*
Q13        [_]*            [_]*             [_]*         [_]*          [_]*
Q14        [_]*            [_]*             [_]*         [_]*          [_]*
Q15        [_]*            [_]*             [_]*         [_]*          [_]*
Q16        [_]*            [_]*             [_]*         [_]*          [_]*
Q17        [_]*            [_]*             [_]*         [_]*          [_]*
Q18        [_]*            [_]*             [_]*         [_]*          [_]*
Q19        [_]*            [_]*             [_]*         [_]*          [_]*
Q20        [_]*            [_]*             [_]*         [_]*          [_]*
Q21        [_]*            [_]*             [_]*         [_]*          [_]*
Q22                        [_]*             [_]*         [_]*          [_]*
Q23                                         [_]*         [_]*          [_]*
Q24                                         [_]*         [_]*          [_]*

TOTAL     [___]*           [ ]*            [___]*       [___]*        [___]*

  Full analysis consists of [________________________________________________]*.
Data delivery is only relevant for those stress screens implemented in a given quarter.

                                   Appendix F
                                   Rice Option

                                  --------------------------------------------------------------------
                                              Quarterly                     Production Target
                                               Payments                       Level Payments
                                  --------------------------------------------------------------------
Year 1
Up front access fees                                     [________]*
Q1                                                       [________]*                      [________]*
Q2                                                       [________]*                      [________]*
Q3                                                       [________]*                      [________]*
Q4                                                       [________]*                      [________]*
Year 2
Q5                                                       [________]*                      [________]*
Q6                                                       [________]*                      [________]*
Q7                                                       [________]*                      [________]*
Q8                                                       [________]*                      [________]*
Year 3
Q9                                                       [________]*                      [________]*
Q10                                                      [________]*                      [________]*
Q11                                                      [________]*                      [________]*
Q12                                                      [________]*                      [________]*
Year 4
Q13                                                      [________]*                      [________]*
Q14                                                      [________]*                      [________]*
Q15                                                      [________]*                      [________]*
Q16                                                      [________]*                      [________]*
Year 5
Q17                                                      [________]*                      [________]*
Q18                                                      [________]*                      [________]*
Q19                                                      [________]*                      [________]*
Q20                                                      [________]*                      [________]*

                                  --------------------------------------------------------------------
TOTAL                                                    [________]*                      [________]*
                                  ====================================================================

                                   Appendix H
                         5 Year Increase in Arabidopsis
                                     Option

                                   --------------------------------------------------------------------
                                               Quarterly                     Production Target
                                               Payments                       Level Payments
                                   --------------------------------------------------------------------
Year 1
Up-front access fees                                     [________]*
Q1                                                       [________]*                       [________]*
Q2                                                       [________]*                       [________]*
Q3                                                       [________]*                       [________]*
Q4                                                       [________]*                       [________]*
Year 2
Q5                                                       [________]*                       [________]*
Q6                                                       [________]*                       [________]*
Q7                                                       [________]*                       [________]*
Q8                                                       [________]*                       [________]*
Year 3
Q9                                                       [________]*                       [________]*
Q10                                                      [________]*                       [________]*
Q11                                                      [________]*                       [________]*
Q12                                                      [________]*                       [________]*
Year 4
Q13                                                      [________]*                       [________]*
Q14                                                      [________]*                       [________]*
Q15                                                      [________]*                       [________]*
Q16                                                      [________]*                       [________]*
Year 5
Q17                                                      [________]*                       [________]*
Q18                                                      [________]*                       [________]*
Q19                                                      [________]*                       [________]*
Q20                                                      [________]*                       [________]*

                                   --------------------------------------------------------------------
TOTAL                                                    [________]*                       [________]*
                                   ====================================================================

                                   Appendix L

                            Monsanto Enabling Assets

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________]*

[_______________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
______________________________________________________________________________]*

                                   APPENDIX M

                                Reservation List


                                       37